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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                      Event Reported): February 7, 1996

                       CHIQUITA BRANDS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



          New Jersey                       1-1550                04-1923360

        (State of other                 (Commission             (IRS Employer
        jurisdiction of                 File Number)         Identification No.)
        incorporation)


                  250 East Fifth Street, Cincinnati, Ohio 45202

                    (Address of principal executive offices)



Registrant's telephone number, including area code: (513) 784-8000
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Items 1, 2, 3, 4, 6 and 8 are not applicable and are omitted from this Report.


Item 5.  Other Events

         As previously reported, on December 20, 1995, the Company completed the sale of its wholly owned subsidiary, John Morrell & Co., which comprised the Meat Division, to Smithfield Foods, Inc. This sale represents the final step in the Company's divestiture of its meat business. Accordingly, the Company's audited financial statements for the year ended December 31, 1994 and unaudited financial statements for the nine months ended September 30, 1995 and related schedules and exhibits have been restated to deconsolidate the discontinued Meat Division operations. The Company is making this filing in order to place the information contained herein on file with the Securities and Exchange
Commission under the Securities Exchange Act of 1934.

         Reference is made to the restated consolidated financial statements attached as Exhibits 7(c)13.1 and 13.2 and the computations of earnings per common share attached as Exhibit 7(c) 11.1 and 11.2.


Item 7.  Financial Statements and Exhibits.

         (a)     Financial Statements of Businesses Acquired.

                 Not Applicable.

         (b)     Pro Forma Financial Information.

                 Not Applicable.

         (c) Exhibits.

         11.1 Computation of Earnings per Common Share for the years ended December 31, 1994, 1993, 1992, 1991 and 1990.

         11.2 Computation of Earnings per Common Share for the nine month periods ended September 30, 1995 and 1994.

         13.1 Restated Consolidated Financial Statements of the Company and Report of Independent Auditors thereon, together with Selected Financial Data and Financial Statement Schedule II to restate the corresponding information included in the Chiquita Brands International, Inc. 1994 Annual Report to shareholders (pages 5, 6 and 10 through 23) and page 16 of Annual Report on Form 10-K. The following financial statements and other items are specifically included in Exhibit 13.1:

        Selected Financial Data

        Report of Independent Auditors
        Consolidated Statement of Income for the Years ended December 31,
          1994, 1993 and 1992
        Consolidated Balance Sheet at December 31, 1994 and 1993
        Consolidated Statement of Shareholders' Equity for the Years ended
          December 31, 1994, 1993 and 1992
        Consolidated Statement of Cash Flow for the Years ended December 31,
          1994, 1993 and 1992
        Notes to Consolidated Financial Statements

        Financial Statements Schedule II - Allowance for Doubtful Accounts Receivable

         13.2 Restated unaudited Consolidated Financial Statements to restate the consolidated financial statements included in the Company's Quarterly Report on Form 10-Q for the Quarter ended September 30, 1995. The following financial statements and other items are specifically included in Exhibit 13.2:

        Consolidated Statement of Income for the Nine Months ended
                September 30, 1995 and 1994
        Consolidated Balance Sheet at September 30, 1995,
                December 31, 1994 and September 30, 1994
        Consolidated Statement of Cash Flow for the Nine Months ended
                September 30, 1995 and 1994
        Notes to Consolidated Financial Statements


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 7, 1996                    CHIQUITA BRANDS INTERNATIONAL, INC.

                                           By /s/ William A. Tsacalis
                                              -----------------------
                                           William A. Tsacalis
                                           Vice President and Controller


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